15. INCOME TAXES	12 Months Ended
Dec. 31, 2017
Income Tax Disclosure [Abstract]
15. INCOME TAXES

NOTE 15: INCOME TAXES

Integrated Inpatient Solutions, Inc. was a Nevada corporation. On February 29, 2016, Integrated Inpatient Solutions, Inc. agreed to file Articles of Conversion with the Nevada Secretary of State and Articles of Domestication with the Registrar of the Republic of the Marshall Islands effective March 21, 2016. Additionally, Integrated Inpatient Solutions, Inc. agreed to adopt a Plan of Conversion, whereby Integrated Inpatient Solutions, Inc. would become a Marshall Islands company effective March 21, 2016. In connection with the Plan of Conversion, Integrated Inpatient Solutions, Inc. changed its name from Integrated Inpatient Solutions, Inc. to Boston Carriers, Inc., on March 21, 2016 and simultaneously re-domiciled to the Marshall Islands. Due to the reincorporation, the rights of the Company’s shareholders are now governed by the Business Corporations Act of the Marshall Islands, the Company’s Articles of Incorporation filed with the Registrar of the Republic of the Marshall Islands and the Company’s new bylaws, which were contemporaneously approved by the Company’s Board of Directors.

United States tax laws provide that under certain conditions foreign corporations that were previously United States corporations may continue to be taxed as United States corporations after the re-domiciliation. Section 7874(b) of the Code, or “Section 7874(b),” provides that a corporation organized outside the United States, such as the Company, which acquires (pursuant to a “plan” or a “series of related transactions”) substantially all of the assets of a corporation organized in the United States, such as Integrated Inpatient Solutions, Inc., will be treated as a U.S. domestic corporation for U.S. federal income tax purposes if shareholders of the U.S. corporation whose assets are being acquired own at least 80% of the non-U.S. acquiring corporation after the acquisition and the “expanded affiliated group” does not have substantial business activities in the foreign country of incorporation in comparison to the worldwide business activities of the “expanded affiliated group”. Additionally, if the shareholders of the U.S. Corporation whose assets are being acquired own at least 60% of the non-US acquiring corporation after the acquisition, the shareholders of the U.S. domestic corporation are required to recognize gain under Section 367(a) of the Code.

The Company has prepared the financial statements contained herein on the basis that it will be taxed as a U.S. corporation. However, due to the complexity of the United States tax laws and the facts of the re-domiciliation, no final determination has been made by the Company as to whether Section 7874(b) applies to the Company. If Section 7874(b) applies, the Company would be subject to U.S. federal income tax as a U.S. corporation on its worldwide income, even after the re-domiciliation. In addition, if the Company is taxed as a U.S. domestic corporation, United States tax anti-deferral rules may apply to the Company’s foreign subsidiaries. In particular, the “controlled foreign corporation” rules could subject the Company to current United States tax on certain types of income earned by foreign subsidiaries of the Company, whether or not such income is distributed to the Company. As a U.S. domestic corporation, any dividends paid in the future by the Company to a Non-U.S. Holder, as defined below, would be subject to a U.S. federal income tax withholding at the rate of 30% or such lower rate as provided by an applicable U.S. income tax treaty. As a U.S. domestic corporation, dividends to U.S. Holders may be eligible for preferential rates of United States taxation. The Company may challenge the position that it should be treated as a U.S. corporation for U.S. tax purposes. If this challenge is successful and the Company is treated as a foreign corporation for U.S. tax purposes, the Company may be treated as a “passive foreign investment company,” or PFIC. If the IRS were to find that the Company is or has been a PFIC for any taxable year, the Company’s U.S. shareholders would face adverse U.S. federal income tax consequences and certain information reporting requirements.

On December 22, 2017, the Tax Cut and Jobs Act of 2017 (the “Act”) was signed into law making significant changes to the Internal Revenue Code. These changes include, but are not limited to, a top corporate tax rate decrease from 35% to 21% for years beginning after December 31, 2017, the transition to U.S. international taxation from a worldwide tax system to a territorial system, and a one-time transition tax on the mandatory deemed repatriation of cumulative foreign earnings as of December 31, 2017.

Marshall Islands and Liberia do not impose a tax on international shipping income. Under the laws of Marshall Islands and Liberia the countries of the vessel-owning subsidiary incorporation and Vessel’s registration, the vessel-owning subsidiary is subject to registration fees and tonnage taxes which have been included in direct vessel operating expenses in the accompanying consolidated statements of operations. Accordingly, the Company does not record deferred taxes as these are immaterial.

In accordance with the currently applicable Greek law, foreign flagged vessels that are managed by Greek or foreign ship management companies having established an office in Greece under law 27/75 are subject to duties towards the Greek state which are calculated on the basis of the relevant vessel’s tonnage. The payment of said duties exhausts the tax liability of the foreign ship owning company against any tax, duty, charge or contribution payable on income from the exploitation of the foreign flagged vessel. In case that tonnage tax and/or similar taxes/duties are paid to the vessel’s flag state, these are deducted from the amount of the duty to be paid in Greece.

The Company is subjected to tax audits in the jurisdictions it operates in. There have been no adjustments assessed to the Company in the past and the Company believes there are no uncertain tax positions to consider.

The following is a reconciliation of the effective income tax rate to the Federal statutory rate:

	As of December 31, 2017	As of December 31, 2016	As of December 31, 2015
Income tax calculated at statutory rate	(34.00%)	(34.00%)	(34.00%)
State income taxes, net of Federal tax benefit	0.00%	0.00%	(3.63%)
Temporary differences	(0.06%)	(0.05%)	30.00%
Permanent differences	29.17%	26.89%	0.70%
Change in valuation allowance	4.89%	7.16%	6.93%
(Benefit) from income taxes	0.00%	0.00%	0.00%

In addition, the Company recognized a deferred tax asset of approximately $159,500 during 2014. The deferred tax asset was derived from $35,000 from the write-off of prepaid malpractice insurance policy premiums that will be amortized over a three-year period for income tax reporting purposes, $41,000 related to accrued malpractice expenses not deductible until paid for income tax reporting purposes and a benefit of $83,500 from Florida NOL tax carryforwards. The Company recorded an increase in the valuation allowance of approximately $30,500 for the deferred tax asset because of uncertainty of realization. As of December 31, 2017 and 2016, the deferred tax asset of $45,168 and $90,292, respectively, represents timing differences related to goodwill that was impaired in 2014.

	As of December 31, 2017	As of December 31, 2016	As of December 31, 2015
Amortization of intangible assets	$45,168	$90,292	$94,366
Operating loss carryforward	699,564	824,040	187,019
Related party accrual	43,225	—	—
Gross deferred tax assets	787,957	914,332	281,385
Valuation allowance	(787,957)	(914,332)	(281,385)
Net deferred tax liability/(asset)	$—	$—	$—

The Company has net operating loss carry forwards (NOL) for income tax purposes of approximately $3,300,000. This loss is allowed to be offset against future income until the year 2037 when the NOLs will expire. Other timing differences relate to amortization for the acquisition of Integrated Timeshares Solutions, Inc. during the year ended December 31, 2014. The tax benefits relating to all timing differences have been fully reserved for in the valuation allowance account due to the substantial losses incurred through December 31, 2017. The Company has remeasured its gross deferred tax assets at the applicable tax rate of 21% in accordance with the Tax Cuts and Jobs Act of 2017, though all benefits have currently and previously been reserved in the valuation allowance resulting in a net change in the valuation allowance of approximately $202,000.

The Company has not completed a study to assess whether an ownership change has occurred or whether there have been multiple ownership changes since the Company became a “loss corporation” under the definition of Section 382. If the Company has experienced an ownership change, utilization of the NOL carryforwards would be subject to an annual limitation under Section 382 of the Code which is determined by first multiplying the value of the Company’s shares of Common Stock at the time of ownership change by the applicable long-term, tax-exempt rate, and then could be subject to additional adjustments, as required. Any limitation may result in expiration of a portion of the NOL carryforwards before utilization. Further, until a study is completed and any limitation knows, no positions related to limitations are being considered as an uncertain tax position or disclosed as an unrecognized tax benefit. Any carryforwards that expire prior to utilization as a result of such limitation will be removed from deferred tax assets with a corresponding reduction of the valuation allowance. Due to the existence of the valuation allowance, it is not expected that any possible limitation will have an impact on the results of operation or financial position of the Company. The NOL carryforwards expired in the years 2034 through 2037.

The Company through its subsidiary engages in foreign operations. As of December 31, 2017, the Company did not have unremitted foreign earnings as losses from these operations totaled approximately $1,015,000. The Company has not recognized deferred taxes for these losses as they aren’t expected to reverse in the foreseeable future. Additionally, the Company has not recorded deferred tax liabilities associated with the mandatory transition tax of the Tax Cuts and Jobs Act of 2017 (the “Act”) as the Company does not have unremitted foreign earnings to be subject to the mandatory deemed repatriation. In addition to transition to a territorial tax system and mandatory repatriation of unremitted foreign earnings, the Act imposes a US tax on global intangible low taxed income (GILTI) that is earned by certain foreign affiliates owned by a US shareholder. While clarifying guidance regarding the computation of the GILTI has not been issued, the tax is intended to impose tax on the earnings of a corporation that are deemed to exceed a certain threshold return relative to the underlying business investment. The Company will treat future taxes related to GILTI as a current period expense in the reporting period in which the tax is incurred.